Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report January 15, 2003
(Date of earliest event reported)

PIONEER-STANDARD ELECTRONICS, INC.

(Exact name of registrant as specified in its charter

Ohio	(0-5734)	34-0907152

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6065 Parkland Boulevard, Mayfield Heights, Ohio	44124

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 720-8500

Item 5. Other Events

     On January 14, 2003, Pioneer-Standard Electronics, Inc. (“Pioneer”) issued a press release, a copy of which is attached hereto as exhibit 99.1, announcing the sale of certain assets of its Industrial Electronics Division (“IED”) to Arrow Electronics, Inc. (“Buyer”). Pioneer and Buyer also issued a joint press release, a copy of which is attached hereto as exhibit 99.2, regarding the transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release of Pioneer-Standard Electronics, Inc. dated January 14, 2003.

99.2	Press release of Pioneer-Standard Electronics, Inc. and Arrow Electronics, Inc. dated January 14, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIONEER-STANDARD ELECTRONICS, INC.

By: /s/ Steven M. Billick Steven M. Billick Senior Vice President and Chief Financial Officer

Date: January 15, 2003

Exhibit Index

Exhibit No.	Description	Page

99.1	Press release of Pioneer-Standard Electronics, Inc. dated January 14, 2003.	4

99.2	Press release of Pioneer-Standard Electronics, Inc. and Arrow Electronics, Inc. dated January 14, 2003.	9

3